Exhibit 99.2

CLEARWATER PAPER CORPORATION THIRD QUARTER 2015 SUPPLEMENTAL INFORMATION LINDA MASSMAN PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR JOHN HERTZ SENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICERPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR JOHN HERTZ SENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

FORWARD-LOOKING STATEMENTS This supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding, the effects of new Consumer Products business; U.S. and global paperboard industry conditions; segment, corporate and consolidated outlook for Q4 2015 and fiscal year 2015; production; product volumes shipped; product pricing and sales mix; pulp and wood fiber costs and supply; chemical costs; operational and packaging supply costs; transportation costs; energy costs; cost and timing of major maintenance and repairs; cost of wages and benefits; selling, general, and administrative expenses; corporate expenses; consolidated sales and operating margins; EBITDA sensitivities; and estimated Q4 2015 adjusted EBITDA. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: • competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors; • customer acceptance, timing and quantity of purchases of our new through-air-dried, or TAD products, or other tissue products; • changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; • the loss of or changes in prices in regards to a significant customer; • announced price increases for our products may not be accepted in whole or part; • changes in transportation costs and disruptions in transportation services; • manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities caused by fire or weather-related events; • changes in the cost and availability of wood fiber and wood pulp; • labor disruptions; • changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; • cyclical industry conditions; • changes in customer product preferences and competitors' product offerings; • changes in expenses and required contributions associated with our pension plans; • reliance on a limited number of third-party suppliers for raw materials; • environmental liabilities or expenditures; • inability to successfully implement our operational efficiencies and expansion strategies; • inability to fund our debt obligations; • restrictions on our business from debt covenants and terms; and • changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. 1

THIRD QUARTER FINANCIAL HIGHLIGHTS $442 MILLION NET SALES, DOWN 0.5% VS. Q2‘15 $63 MILLION ADJUSTED EBITDA1, UP 25% VS. Q2‘15 A 290 BASIS POINTS ADJUSTED EBITDA MARGIN1,2 IMPROVEMENT VS. Q2’15 HIGHEST ADJUSTED EBITDA MARGIN1,2 SINCE Q4’10 RETURNED $57 MILLION TO SHAREHOLDERS AS PART OF $100 MILLION SHARE BUYBACK PROGRAM AT AVERAGE PRICE OF $49.23 PER SHARE ADJUSTED EPS OF $1.28 EQUALED RECORD HIGH FOR THE COMPANY 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 2 2 Adjusted EBITDA margin is defined as Adjusted EBITDA divided

FINANCIAL SUMMARY
(UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15 Outlook[5]
	RESULTS INCLUDE SPECIALTY MILLS[6]				RESULTS WITHOUT SPECIALTY MILLS			
Net sales	$ 484,920	$ 498,759	$ 511,142	$ 472,318	$ 434,026	$ 444,558	$ 442,222	3%-5% lower
Adjusted gross profit[1]	$ 62,982	$ 66,865	$ 80,604	$ 62,537	$ 46,478	$ 60,946	$ 69,170	
Adjusted gross profit margin[1,2]	13.0%	13.4%	15.8%	13.2%	10.7%	13.7%	15.6%	
Adjusted selling, general and administrative expenses[1]	($30,465)	($31,601)	($30,936)	($31,620)	($29,558)	($30,926)	($27,153)	
Adjusted operating income (loss)[1]	$ 32,517	$ 35,264	$ 49,668	$ 30,917	$ 16,920	$ 30,020	$ 42,017	
Consumer Products	8,659	14,922	17,923	13,339	13,632	16,436	16,743	
Pulp and Paperboard	36,776	33,635	45,602	31,236	17,110	27,754	37,685	
Corporate	(12,918)	(13,293)	(13,857)	(13,658)	(13,822)	(14,170)	(12,411)	
Adjusted operating margin[1,3]	6.7%	7.1%	9.7%	6.5%	3.9%	6.8%	9.5%	8.0%-9.5%
Interest expense, net	($10,734)	($10,688)	($9,570)	($8,158)	($7,782)	($7,774)	($7,882)	
Adjusted income tax provision[1]	($7,881)	($9,323)	($14,403)	($7,782)	($2,217)	($8,055)	($9,726)	
Adjusted net earnings[1]	$ 13,902	$ 15,253	$ 25,695	$ 14,977	$ 6,921	$ 14,191	$ 24,409	
Depreciation and amortization expense	$ 22,231	$ 22,015	$ 22,293	$ 23,606	$ 21,008	$ 20,632	$ 21,204	
Adjusted EBITDA[1]	$ 54,748	$ 57,279	$ 71,961	$ 54,523	$ 37,928	$ 50,652	$ 63,221	$54,000-$62,000
Consumer Products	24,149	29,993	33,407	28,798	26,609	29,874	30,791	
Pulp and Paperboard	43,046	39,654	51,541	38,460	24,421	34,491	44,220	
Corporate	(12,447)	(12,368)	(12,987)	(12,735)	(13,102)	(13,713)	(11,790)	
Adjusted EBITDA margin[1,4]	11.3%	11.5%	14.1%	11.5%	8.7%	11.4%	14.3%	
Adjusted net earnings per diluted common share[1]	$ 0.66	$ 0.74	$ 1.28	$ 0.77	$ 0.36	$ 0.74	$ 1.28	
Debt to rolling four quarter total Adjusted EBITDA[1]	3.0	2.9	2.5	2.4	2.6	2.7	2.8	
Capital Expenditures	$ 14,751	$ 16,949	$ 26,161	$ 41,739	$ 20,809	$ 29,542	$ 33,275	

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[4] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[5] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[6] Results include specialty tissue business which was sold at the end of Q4'14.

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THIRD QUARTER BUSINESS SUMMARY CONSUMER PRODUCTS • Secured new business to cover volume lost in Q1’15 due to merger related distractions at a top customer • New business ramped up faster than expected in Q3’15, leading to temporary increase in transportation costs • Volume mix of new business is improving profitability PAPERBOARD • Strong U.S. dollar is attracting European manufacturers and pressuring U.S. exports • Industry backlogs remained below seasonal averages, impacting demand and pricing in commodity grades • Production remained strong after successful completion of major maintenance outages in Q1’15 and Q2’15 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 4 2 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.

Q3’15 VS. Q2’15 CONSOLIDATED ADJUSTED EBITDA1 BRIDGE 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 5 $50.7 $2.2 $0.8 $1.4 $3.7 $1.4 $8.5 $1.0 $1.0 $2.0 $2.3 $63.2 $30 $35 $40 $45 $50 $55 $60 $65 ADJ. EBITDA1 (MILLIONS) PRICE/MIX Higher mix of retail TAD cases, offset by lower paperboard pricing in commodity grades VOLUME Higher retail sales volume offset by lower tissue parent roll sales and lower paperboard demand PULP/WOOD FIBER Higher wood prices due to increased regional demand, partly offset by increased internal pulp usage TRANSPORTATION Higher internal freight costs due to short-term constrained towel capacity, higher customer freight due to product and customer mix changes ENERGY Lower usage due to warmer weather partly offset by higher seasonal electrical rates MAINTENANCE Arkansas planned major outage completed in Q2, lower additional maintenance expense WAGES & BENEFITS Lower workers’ compensation costs OP. & PKG. SUPPLIES Lower supply usage in paperboard driven by machine scheduling SG&A Lower corporate overhead spending

Q3’15 VS. Q3’14 CONSOLIDATED ADJUSTED EBITDA1 BRIDGE 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 6 SALE OF SPECIALTY MILLS Divested 5 specialty mills in Q4‘14 PRICE/MIX Lower paperboard pricing in commodity grades offset by tissue price increase VOLUME Lower paperboard shipments partly offset by higher tissue parent roll sales PULP/WOOD FIBER Lower wood prices and improved yield in paperboard, lower softwood prices CHEMICALS Lower polyethylene prices and reduced usage due to capital improvements in Arkansas ENERGY Lower natural gas prices WAGES/BENEFITS Contractual wage increases, higher benefits expenses incurred MAINTENANCE Higher maintenance costs at Arkansas and Idaho $72.0 $4.6 $67.4 $4.3 $0.7 $1.7 $4.0 $0.7 $2.2 $4.0 $0.6 $63.2 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 ADJ. EBITDA1 (MILLIONS)

KEY SEGMENT RESULTS – CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

	RESULTS INCLUDE SPECIALTY MILLS[5]				RESULTS WITHOUT SPECIALTY MILLS			CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	
Shipments								
Non-Retail (short tons)[1]	56,839	59,832	59,703	57,765	21,107	24,744	21,250	
Retail (short tons)	70,919	75,009	75,363	72,420	71,102	71,476	76,856	
Total Tissue Tons	127,758	134,841	135,066	130,185	92,209	96,220	98,106	
Converted Products (cases in thousands)[2]	13,437	14,101	14,360	13,603	13,025	13,125	13,375	
Sales Price								
Non-Retail ($/short ton)[1]	$1,489	$1,492	$1,531	$1,506	$1,475	$1,430	$1,530	
Retail ($/short ton)	$2,841	$2,795	$2,836	$2,820	$2,864	$2,846	$2,787	
Total Tissue ($/short ton)	$2,239	$2,217	$2,259	$2,237	$2,546	$2,482	$2,515	
Segment net sales ($ in thousands)	$286,508	$299,130	$306,104	$291,643	$235,176	$239,391	$247,039	
Segment Adjusted EBITDA[3] ($ in thousands)	$24,149	$29,993	$33,407	$28,798	$26,609	$29,874	$30,791	
Segment Adjusted EBITDA margin[3,4]	8.4%	10.0%	10.9%	9.9%	11.3%	12.5%	12.5%	17.0%

[1] Includes away-from-home (AFH), contract, machine-glazed (MG) and parent roll tissue products. [2] Includes retail, AFH, and contract tissue case products.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. [4] Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.
[5] Results include specialty tissue business which was sold at the end of Q4'14.

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8% Parent Rolls 16% Other 2% CLW Q2’15 by Market Segment (% of Tons) CLEARWATER PAPER TISSUE SHIPMENTS AND U.S. RETAIL TISSUE MARKET 8 Retail 78% AFH 8% Parent Rolls 13% Other 1% CLW Q3’15 by Market Segment (% of Tons) U.S. Retail Tissue Market (MultiOutlet)1 CATEGORY PRIVATE LABEL BRANDS TOTAL Total Retail Tissue Share 27% 73% 100% % Change Q3’15 vs. Q2’15 (1.0)% 1.0% -% 1 Data Source: IRI Worldwide data through September 13, 2015.

Retail 74% AFHPRICE/MIX SHIPMENT VOLUMES EXTERNAL PULP CHEMICAL COSTS OP. & PKG. SUPPLIES TRANSPORTATION COSTS ENERGY COSTS MAINTENANCE SG&A SEPTEMBER ’15 Q3’15 OUTLOOK VERSUS Q2’15 0-2% higher 2-4% higher Cost / shipped ton: stable Cost / shipped ton: stable Cost / shipped ton: stable Cost / shipped ton: higher Cost / shipped ton: stable stable stable Q3’15 ACTUAL VERSUS Q2’15 1% higher 2% higher Cost / shipped ton: higher Cost / shipped ton: stable Cost / shipped ton: stable Cost / shipped ton: higher Cost / shipped ton: higher stable lower PRICE/MIX Higher mix of retail case sales, higher mix of TAD products, price increase implementation, partly offset by change in net promotional spending VOLUME Higher retail sales volume partly offset by lower parent roll sales PULP Slightly higher external pulp prices mostly offset by higher internal pulp usage TRANSPORTATION Higher internal freight costs due to short-term towel capacity constraints, higher customer freight due to product and customer mix ENERGY Higher summer electrical rates at Las Vegas Q3’15 VS. Q2’15 CONSUMER PRODUCTS ADJUSTED EBITDA1 BRIDGE 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 9 Previous Outlook vs. Segment Actual $29.9 $3.2 $0.9 $0.3 $3.7 $0.3 $1.1 $30.8 $15 $20 $25 $30 $35 $40 SEGMENT ADJ. EBITDA1 (MILLIONS)

KEY SEGMENT RESULTS – PULP AND PAPERBOARD (UNAUDITED) 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 10 2 Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. PULP AND PAPERBOARD CROSS-CYCLE Q1'14 Q2'14 Q3'14 Q4'14 Q1’15 Q2’15 Q3’15 FINANCIAL MODEL Shipments Paperboard (short tons) 200,665 195,924 201,609 176,467 191,635 204,983 198,535 Sales Price Paperboard ($/short ton) $988 $1,017 $1,016 $1,017 $1,031 $997 $979 Segment net sales ($ in thousands) $198,412 $199,629 $205,038 $180,675 $198,850 $205,167 $195,183 Segment Adjusted EBITDA1 ($ in thousands) $43,046 $39,654 $51,541 $38,460 $24,421 $34,491 $44,220 Segment Adjusted EBITDA margin1,2 21.7

CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET 11 U.S. Paperboard Production3 CATEGORY CLEARWATER PAPER OTHER Total Domestic SBS1 Market Share 14% 86% Folding 18% 82% Food Service2 14% 86% Liquid Packaging 6% 94% Folding 57% Food Service 32% Liquid Pkg 11% CLW Q2’15 by Market Segment (% of Tons) 1 Solid Bleached Sulfate. 2 Food Service includes cup, plate, dish and tray products. 3 Data Source: American Forest and Paper Association Solid Bleached Domestic Production – September YTD 2015. Folding 61% Food Service Liquid 31% Pkg 8% CLW Q3’15 by Market Segment (% of Tons)

PRICE/MIX SHIPMENT VOLUMES WOOD FIBER CHEMICAL COSTS OP. & PKG. SUPPLIES TRANSPORTATION COSTS ENERGY COSTS MAINTENANCE SG&A SEPTEMBER ‘15 Q3’15 OUTLOOK VERSUS Q2’15 0-1% lower 3-4% lower Cost / shipped ton: stable Cost / shipped ton: lower Cost / shipped ton: stable Cost / shipped ton: stable Cost / shipped ton: lower $7-$9M lower Stable Q3’15 ACTUAL VERSUS Q2’15 2% lower 3% lower Cost / shipped ton: higher Cost / shipped ton: lower Cost / shipped ton: lower Cost / shipped ton: stable Cost / shipped ton: lower $8.5M lower Stable PRICE/MIX Lower pricing in commodity grades offset by a decrease in quality related rebates VOLUME Lower demand in commodity grades WOOD FIBER Higher wood prices in Idaho and Arkansas due to increased regional demand, partly offset by lower purchased pulp ENERGY Lower usage due to warmer weather WAGES/BENEFITS Lower workers’ compensation costs MAINTENANCE Arkansas planned major outage completed in Q2, lower additional maintenance expense OPERATING SUPPLIES Lower felts, wires, and wrappers usage driven by machine scheduling Q3’15 VS. Q2’15 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 12 Previous Outlook vs. Segment Actual $34.5 $1.0 $1.7 $1.1 $1.7 $1.0 $8.5 $1.0 $1.3 $44.2 $15 $20 $25 $30 $35 $40 $45 $50 SEGMENT ADJ. EBITDA1 (MILLIONS)

CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. 13 (Dollars in thousands) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Net sales 100% 100% 100% 100% 100% 100% 100% 100% Adjusted gross profit margin1 13.0% 13.4% 15.8% 13.2% 10.7% 13.7% 15.6% 17.0% Adjusted SG&A expenses1 as % of net sales (6.3%) (6.3%) (6.1%) (6.7%) (6.8%) (7.0%) (6.1%) (6.0%) Adjusted operating margin1 6.7% 7.1% 9.7% 6.5% 3.9% 6.8% 9.5% 11.0% Adjusted net earnings1 as % of net sales 2.9% 3.1% 5.0% 3.2% 1.6% 3.2% 5.0% 5.0% Adjusted EBITDA margin1 11.3% 11.5% 14.1% 11.5% 8.7% 11.4% 14.3% 15.0% CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL

12.4% 12.7% 11.1% 12.7% 10.6% 8.3% 7.7% 6.5% 4.5% 3.4% 0% 5% 10% 15% 2011 2012 2013 2014 LTM Ending 9/30/15 Adjusted ROIC1,3,4,5 WACC2 5 3 4 ADJUSTED RETURN ON INVESTED CAPITAL1,6 (UNAUDITED) 14 1 Adjusted Return on Invested Capital (Adjusted ROIC) is defined as [Net Earnings + Interest Expense] / [Tangible Stockholders’ Equity6 + Debt – Excess (Deficit) Cash6] adjusted for non-recurring discrete items. 2 Weighted Average Cost of Capital (WACC) is defined as [(Debt x Cost of Debt x {1-Marginal Tax Rate})/(Debt + Stockholders’ Equity)]+ [(Stockholders’ Equity x Cost of Equity)/(Debt + Stockholders’ Equity)]. 3 2013 Adjusted ROIC Net Earnings was adjusted to remove a benefit of $67.5 million from discrete tax items relating to release of uncertain tax positions. 2013 Adjusted ROIC Interest Expense includes debt retirement costs of $17.1 million. 4 2014 Adjusted ROIC Net Earnings was adjusted to remove costs/loss associated with optimization and sale of the specialty mills totaling $37.0 million after-tax. 2014 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million. 5 LTM Ending 9/30/15 Adjusted ROIC Net Earnings was adjusted to remove costs/loss associated with optimization and sale of the specialty mills totaling $35.3 million after-tax. 6 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

FOURTH QUARTER 2015 OUTLOOK (COMPARED TO Q3’15)1 ARROWS REPRESENT ADJUSTED EBITDA IMPACT 15 CONSUMER PRODUCTS PULP AND PAPERBOARD CORPORATE SHIPMENT VOLUMES • Slightly lower: 0–1% lower • Lower 4-6% lower PRICE/MIX • Stable • Slightly lower 0-2% lower PULP/WOOD FIBER COSTS •Cost/shipped ton: stable •Cost/shipped ton: stable CHEMICAL COSTS •Cost/shipped ton: stable •Cost/shipped ton: lower OP. & PKG. SUPPLIES •Cost/shipped ton: stable •Cost/shipped ton: higher TRANSPORTATION COSTS •Cost/shipped ton: higher •Cost/shipped ton: stable ENERGY COSTS •Cost/shipped ton: lower •Cost/shipped ton: stable MAINTENANCE & REPAIRS • Stable • Lower due to less planned maintenance SG&A • Stable • Stable • Stable Outlook: consolidated net sales 3-5% lower; adjusted operating margin 8.0-9.5% 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.

BRIDGE TO Q4’15 ADJUSTED EBITDA OUTLOOK1,2 16 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements on page 1. 2 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. $63 $2-$4 $2-$4 $1-$2 $1-$2 $1-$2 $2-$3 $54-$62 $15 $25 $35 $45 $55 $65 $75 Q3'15 Adj. EBITDA Shipment Volumes Price/Mix Chemicals Operating & Packaging Supplies Transportation Costs Maintenance & Repairs Q4'15 Adj. EBITDA Outlook ADJ. EBITDA2 (MILLIONS) 1,2 2

EBITDA SENSITIVITIES 17 COGS INPUT UNIT OF MEASURE Purchased Pulp Ton 250,000 $25 $6.3 Chips/Sawdust Ton 2,300,000 $3 $6.9 Diesel Gallon of Diesel 10,000,000 $0.50 $5.0 Linehaul Rate Mile 65,000,000 $0.10 $6.5 Chemicals Paper Ton Produced 1,200,000 $5 $6.0 Electricity MWh 1,200,000 $5 $6.0 Natural Gas MBTU 10,200,000 $0.50 $5.1 *Excluding specialty mills 2014 UNITS (APPROXIMATION) $ CHANGE PER UNIT +/- APPROXIMATE ANNUAL EBITDA IMPACT +/- (DOLLARS IN

APPENDIX 18 MILLIONS)

ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) 19 1 Gross profit is defined as net sales minus cost of sales. 2 Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Gross profit1 $ 58,291 $ 64,648 $ 76,685 $ 58,675 $ 44,194 $ 60,211 $ 68,330 Costs associated with Thomaston facility closure 7 50 374 4 2 91 - - - Costs associated with Long Island facility closure 3 ,941 1,843 3,877 3,771 5 54 735 728 Costs associated with labor agreement - - - - 1,730 - - Reorganization related expenses - - - - - - 112 Adjusted gross profit2 $ 62,982 $ 66,865 $ 80,604 $ 62,537 $ 46,478 $ 60,946 $ 69,170 Selling, general and administrative expenses (SG&A) ($33,514) ($31,565) ($31,817) ($33,206) ($28,957) ($28,138) ($28,284) Costs associated with Long Island facility closure 2 32 - - - - - - Directors' equity-based compensation expense (benefit) 2 ,817 (36) (185) 2,010 (470) (1,457) (1,914) Costs/loss associated with optimization and sale of the specialty mills - - 1,066 (424) (131) (1,331) - Legal expenses and settlement costs - - - - - - 1,972 Reorganization related expenses - - - - - - 1,073 Adjusted selling, general and administrative expenses2 ($30,465) ($31,601) ($30,936) ($31,620) ($29,558) ($30,926) ($27,153)

SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) 1 Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 20 (Dollars in thousands) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Consumer Products Operating (loss) income ($523) $ 12,705 $ 12,535 ($30,745) $ 12,395 $ 17,032 $ 15,521 Costs associated with Thomaston facility closure 7 50 374 4 2 91 - - - Costs associated with Long Island facility closure 8 ,432 1,843 4,767 3,771 5 54 735 728 Costs/loss associated with optimization and sale of the specialty mills - - 579 40,222 (131) (1,331) - Costs associated with labor agreement - - - - 814 - - Reorganization related expenses - - - - - - 494 Adjusted Consumer Products operating income1 $ 8,659 $ 14,922 $ 17,923 $ 13,339 $ 13,632 $ 16,436 $ 16,743 Pulp and Paperboard Operating Income $ 36,776 $ 33,635 $ 45,602 $ 28,158 $ 16,194 $ 27,754 $ 37,446 Loss on impairment of Clearwater Fiber intangible asset - - - 3,078 - - - Costs associated with labor agreement - - - - 916 - - Reorganization related expenses - - - - - - 239 Adjusted Pulp and Paperboard operating income1 $ 36,776 $ 33,635 $ 45,602 $ 31,236 $ 17,110 $ 27,754 $ 37,685 Corporate Operating loss ($15,735) ($13,257) ($14,159) ($15,181) ($13,352) ($12,713) ($12,921) Directors' equity-based compensation e xpense (benefit) 2 ,817 (36) (185) 2,010 (470) (1,457) (1,914) Costs/loss associated with optimization and sale of the specialty mills - - 487 (487) - - - Legal expenses and settlement costs - - - - - - 1,972 Reorganization related expenses - - - - - - 452 Adjusted Corporate operating loss1 ($12,918) ($13,293) ($13,857) ($13,658) ($13,822) ($14,170) ($12,411)

ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) 1 All non-tax items are tax effected at the expected annual rate for that period. 21 2 Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands - except per-share amounts) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 GAAP net earnings (loss) $ 6,226 $ 12,453 $ 6,253 ($27,247) $ 5,757 $ 15,597 $ 23,064 Special items, after tax:1 Debt retirement costs - - 15,777 - - - - Directors' equity-based compensation expense (benefit) 1 ,802 (23) (120) 1,322 (325) (998) (1,307) Costs associated with Thomaston facility closure 4 80 242 2 7 60 - - - Costs associated with Long Island facility closure 5 ,394 1,193 3,069 2,480 3 83 504 497 Costs/loss associated with optimization and sale of the specialty mills - - 689 36,338 (91) (912) - Discrete tax item related to state tax rate changes - 1,388 - - - - - Loss on impairment of Clearwater Fiber intangible asset - - - 2,024 - - - Costs associated with labor agreement - - - - 1,197 - - Legal expenses and settlement costs - - - - - - 1,346 Reorganization related expenses - - - - - - 809 Adjusted net earnings2 $ 13,902 $ 15,253 $ 25,695 $ 14,977 $ 6,921 $ 14,191 $ 24,409 Net earnings (loss) per diluted common share $ 0.29 $ 0.61 $ 0.31 ($1.39) $ 0.30 $ 0.81 $ 1.21 Special items, after tax:1 Debt retirement costs - - 0.78 - - - - Directors' equity-based compensation expense (benefit) 0 .08 - (0.01) 0 .07 (0.02) (0.05) (0.07) Costs associated with Thomaston facility closure 0 .02 0.01 - - - - - Costs associated with Long Island facility closure 0.25 0.06 0.15 0.13 0.02 0.03 0.03 Costs/loss associated with optimization and sale of the specialty mills - - 0.03 1.86 - (0.05) - Discrete tax item related to state tax rate changes - 0.07 - - - - - Loss on impairment of Clearwater Fiber intangible asset - - - 0.10 - - - Costs associated with labor agreement - - - - 0.06 - - Legal expenses and settlement costs - - - - - - 0.07 Reorganization related expenses - - - - - - 0.04 Adjusted net earnings per diluted common share2 $ 0.66 $ 0.74 $ 1.28 $ 0.77 $ 0.36 $ 0.74 $ 1.28

ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED) 1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance. 22 (Dollars in thousands) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 GAAP income tax provision ($3,558) ($9,942) ($3,735) ($1,321) ($1,698) ($8,702) ($9,100) Special items, tax impact: Debt retirement costs - - (8,643) - - - - Directors' equity-based compensation (expense) benefit (1,015) 1 3 65 (688) 145 459 607 Costs associated with Thomaston facility closure (270) (132) (15) (31) - - - Costs associated with Long Island facility closure (3,038) (650) (1,698) (1,291) (171) (231) (231) Costs/loss associated with optimization and sale of the specialty mills - - (377) (3,397) 4 0 419 - Discrete tax item related to state tax rate changes - 1,388 - - - - - Loss on impairment of Clearwater Fiber intangible asset - - - (1,054) - - - Costs associated with labor agreement - - - - (533) - - Legal expenses and settlement costs - - - - - - (626) Reorganization related expenses - - - - - - (376) Adjusted income tax provision1 ($7,881) ($9,323) ($14,403) ($7,782) ($2,217) ($8,055) ($9,726)

EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) 23 1 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP. 2 Interest expense, net for the third quarter of 2014 includes debt retirement costs of $24.4 million. 3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Earnings before interest, income taxes, and depreciation & amortization (EBITDA)1 GAAP net earnings (loss) $ 6,226 $ 12,453 $ 6,253 ($27,247) $ 5,757 $ 15,597 $ 23,064 Interest expense, net2 10,734 10,688 33,990 8,158 7,782 7,774 7,882 Income tax provision 3,558 9,942 3,735 1,321 1,698 8,702 9,100 Depreciation and amortization expense 22,231 22,015 22,293 23,606 21,008 20,632 21,204 EBITDA1 $ 42,749 $ 55,098 $ 66,271 $ 5,838 $ 36,245 $ 52,705 $ 61,250 Directors' equity-based compensation expense (benefit) 2 ,817 (36) (185) 2,010 (470) (1,457) (1,914) Costs associated with Thomaston facility closure 7 50 374 4 2 91 - - - Costs associated with Long Island facility closure 8 ,432 1,843 4,767 3,771 5 54 735 728 Costs/loss associated with optimization and sale of the specialty mills - - 1,066 39,735 (131) (1,331) - Loss on impairment of Clearwater Fiber intangible asset - - - 3,078 - - - Costs associated with labor agreement - - - - 1,730 - - Legal expenses and settlement costs - - - - - - 1,972 Reorganization related expenses - - - - - - 1,185 Adjusted EBITDA3 $ 54,748 $ 57,279 $ 71,961 $ 54,523 $ 37,928 $ 50,652 $ 63,221

1 Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP. 2 Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Consumer Products Operating (loss) income ($523) $ 12,705 $ 12,535 $ (30,745) $ 12,395 $ 17,032 $ 15,521 Depreciation and amortization expense 1 5,490 15,071 15,484 15,459 12,977 13,438 14,048 Segment EBITDA1 $ 14,967 $ 27,776 $ 28,019 ($15,286) $ 25,372 $ 30,470 $ 29,569 Costs associated with Thomaston facility closure 7 50 374 42 91 - - - Costs associated with Long Island facility closure 8 ,432 1,843 4,767 3,771 5 54 735 728 Costs/loss associated with optimization and sale of the specialty mills - - 579 40,222 (131) (1,331) - Costs associated with labor agreement - - - - 814 - - Reorganization related expenses - - - - - - 494 Segment Adjusted EBITDA2 $ 24,149 $ 29,993 $ 33,407 $ 28,798 $ 26,609 $ 29,874 $ 30,791 Pulp and Paperboard Operating income $ 36,776 $ 33,635 $ 45,602 $ 28,158 $ 16,194 $ 27,754 $ 37,446 Depreciation and amortization expense 6 ,270 6,019 5,939 7,224 7,311 6,737 6,535 Segment EBITDA1 $ 43,046 $ 39,654 $ 51,541 $ 35,382 $ 23,505 $ 34,491 $ 43,981 Loss on impairment of Clearwater Fiber i ntangible asset - - - 3,078 - - - Costs associated with labor agreement - - - - 916 - - Reorganization related expenses - - - - - - 239 Segment Adjusted EBITDA2 $ 43,046 $ 39,654 $ 51,541 $ 38,460 $ 24,421 $ 34,491 $ 44,220 Corporate Operating loss ($15,735) ($13,257) ($14,159) ($15,181) ($13,352) ($12,713) ($12,921) Depreciation and amortization expense 4 71 925 870 923 720 457 621 Corporate EBITDA1 ($15,264) ($12,332) ($13,289) ($14,258) ($12,632) ($12,256) ($12,300) Directors' equity-based compensation expense (benefit) 2 ,817 (36) (185) 2,010 (470) (1,457) (1,914) Costs/loss associated with optimization and sale of the specialty mills - - 487 (487) - - - Legal expenses and settlement costs - - - - - - 1,972 Reorganization related expenses - - - - - - 452 Corporate Adjusted EBITDA2 ($12,447) ($12,368) ($12,987) ($12,735) ($13,102) ($13,713) ($11,790)

RETURN ON INVESTED CAPITAL, TANGIBLE STOCKHOLDERS’ EQUITY & EXCESS CASH RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) 25 1 Non-GAAP measure. 2 Tangible stockholders' equity is defined as stockholders’ equity less Goodwill and Intangible assets, net. 3 Excess cash is defined as the sum of Cash and Short-term investments less Operating cash1. 4 Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period. Note: Balance sheet items are as of the end of each period presented. (Dollars in thousands) 2011 2012 2013 2014 Twelve Months Ending September 30, 2015 Net earnings (loss) $ 39,674 $ 64,131 $ 106,955 ($2,315) $ 1 7,171 Interest expense, net 44,809 33,796 44,036 39,150 31,596 Net earnings before interest1 $ 84,483 $ 97,927 $ 150,991 $ 36,835 $ 48,767 Tangible stockholders' equity2 $ 205,623 $ 263,608 $ 334,783 $ 263,494 $ 229,663 Debt 5 23,694 523,933 650,000 575,000 575,000 Less excess cash3 (48,440) (17,579) (78,675) (62,331) (8,417) Invested capital $ 680,877 $ 769,962 $ 906,108 $ 776,163 $ 796,246 Return on Invested Capital (ROIC) 12.4% 12.7% 16.7% 4.7% 6.1% Stockholders' equity $ 4 84,904 $ 540,894 $ 605,094 $ 497,537 $ 459,981 Goodwill (229,533) (229,533) (229,533) (209,087) (209,087) Intangible assets, net (49,748) (47,753) (40,778) (24,956) (21,231) Tangible stockholders' equity2 $ 205,623 $ 263,608 $ 334,783 $ 263,494 $ 229,663 Cash $ 8,439 $ 12,579 $ 2 3,675 $ 27,331 $ 13,417 Short-term investments 55,001 20,000 70,000 50,000 10,000 Operating cash4 (15,000) (15,000) (15,000) (15,000) (15,000) Excess cash3 $ 48,440 $ 17,579 $ 7 8,675 $ 62,331 $ 8 ,417

CONSUMER PRODUCTS INCLUDING SPECIALTY MILLS SPECIALTY M ILLS PRO FORMA CONSUMER PRODUCTS EXCLUDING SPECIALTY M ILLS (Dollars in millions) TWELVE MONTHS ENDED DECEMBER 31, 2014 TWELVE MONTHS ENDED NOVEMBER 30, 2014 PRO FORMA Net sales $1,183.4 $217.7 $965.7 Adjusted operating income1 $54.8 $8.8 $46.0 Depreciation and amortization expense $61.5 $9.6 $51.9 Adjusted EBITDA1 $116.3 $18.4 $97.9 PRO FORMA IMPACT OF SALE OF SPECIALTY MILLS (UNAUDITED) 26 1 Non-GAAP measure – See definition and reconciliation to most comparable GAAP measure.

Q4’15 OUTLOOK1 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) 27 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1. 2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP. 3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance. (Dollars in thousands) FROM TO Earnings before interest, income taxes, and depreciation & amortization (EBITDA)2 GAAP net earnings $16,000 $21,000 Interest expense, net $8,000 $8,000 Income tax provision $8,000 $11,000 Depreciation and amortization expense $21,000 $21,000 EBITDA2 $53,000 $61,000 Directors' equity-based compensation expense $700 $700 Costs associated with Long Island facility closure $300 $300 Adjusted EBITDA3 $54,000 $62,000 THREE MONTHS ENDING DECEMBER 31, 2015 RANGE OF ESTIMATE OUTLOOK

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